Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the common stock beneficially owned by each of them of Axalta Coating Systems, Ltd. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 12th day of February, 2015.

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

THE CARLYLE GROUP L.P.
By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II GP L.L.C.
By: The Carlyle Group L.P., its managing member
By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II L.P.

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CP V GENERAL PARTNER, L.L.C.

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Signatory

TC GROUP V CAYMAN, L.P.

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Signatory

CARLYLE PARTNERS V SA1 CAYMAN, L.P.
By: TC Group V Cayman, L.P., its general partner
By: CP V General Partner, L.L.C., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Signatory

CARLYLE PARTNERS V SA2 CAYMAN, L.P.
By: TC Group V Cayman, L.P., its general partner
By: CP V General Partner, L.L.C., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Signatory

CARLYLE PARTNERS V SA3 CAYMAN, L.P.
By: TC Group V Cayman, L.P., its general partner
By: CP V General Partner, L.L.C., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Signatory

CARLYLE PARTNERS V-A CAYMAN, L.P.
By: TC Group V Cayman, L.P., its general partner
By: CP V General Partner, L.L.C., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CP V COINVESTMENT-A CAYMAN, L.P.
By: TC Group V Cayman, L.P., its general partner
By: CP V General Partner, L.L.C., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CP V COINVESTMENT-B CAYMAN, L.P.
By: TC Group V Cayman, L.P., its general partner
By: CP V General Partner, L.L.C., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CARLYLE COATING PARTNERS, L.P.
By: TC Group V Cayman, L.P., its general partner
By: CP V General Partner, L.L.C., its general partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CEP III MANAGING GP HOLDINGS, LTD.
By: TCG Holdings Cayman II, L.P., its general partner
By: DBD Cayman Ltd., its general partner
By: Carlyle Offshore Partners II Ltd., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CEP III MANAGING GP, L.P.
By: CEP III Managing GP Holdings, Ltd., its general partner
By: TCG Holdings Cayman II, L.P., its general partner
By: DBD Cayman Ltd., its general partner
By: Carlyle Offshore Partners II Ltd., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE EUROPE PARTNERS III, L.P.
By: CEP III Managing GP, L.P., its general partner
By: CEP III Managing GP Holdings, Ltd., its general partner
By: TCG Holdings Cayman II, L.P., its general partner
By: DBD Cayman Ltd., its general partner
By: Carlyle Offshore Partners II Ltd., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CEP III PARTICIPATIONS S.À R.L. SICAR
Represented by Erica K. Herberg, as Manager and authorized representative of CEP III Managing GP Holdings, Ltd., Manager

By:	/s/ Erica K. Herberg
Name:	Erica K. Herberg